UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 16, 2015

FENIX PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920

Westchester, Illinois 60154

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(630) 480-6413

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 16, 2015, the Company issued a press release, attached as Exhibit 99.1, announcing that it had received notice from the Nasdaq Listing qualifications Department that it had regained compliance with Nasdaq Listing rule 5250(c)(1) by filing with the Securities and Exchange Commission its Form 10-Q for the second quarter 2015.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated September 16, 2015, entitled “Fenix Parts Regains Compliance with Nasdaq Listing Rules.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2015.

Fenix Parts, Inc.

By	/s/ Kent Robertson
Kent Robertson
President and Chief Executive Officer